UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2007

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 2.02.  Results of Operations and Financial Condition.
Item 9.01.  Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02.  Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On November 1, 2007, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ended September 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

This press release contains forward-looking statements, including statements about the Company’s business strategy and the Company’s guidance for the fourth quarter of 2007 and for 2008, particularly with respect to anticipated revenues and loss/ earnings per share.  Actual results could differ materially from the outlook, guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the anticipated amount and timing of revenues from design wins due to the Company’s customers’ product development time, cancellations or delays, (b) the Company's inability to successfully integrate operations, technologies, products or personnel from the acquisition of Intel MCPD, (c) the Company's inability to realize the benefits sought from the acquisition of Convedia Corporation and Intel MCPD, higher than anticipated integration costs of the acquisition and less than expected financial performance resulting therefrom, which may adversely affect the price of the Company’s stock, and (d) the factors listed in RadiSys’ reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in RadiSys’ Annual Report on Form 10-K for the year ended December 31, 2006, and in the RadiSys Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter, and other filings with the SEC, copies of which may be obtained by contacting the Company at 503-615-1100 or from the Company’s investor relations web site at http://investor.radisys.com/.  Although forward-looking statements help provide additional information about RadiSys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information.   All information in this press release is as of November 1, 2007. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

To supplement its condensed consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses, such as the effects of (a) acquisition-related expenses including an in-process R&D charge, amortization of acquired intangible assets, amortization of deferred compensation, integration expenses and purchase accounting adjustments, (b) stock-based compensation expense recognized as a result of the Company’s adoption of FAS 123R, (c) restructuring charges (reversals), (d) insurance gain (e) a gain related to supplier settlement, and (f) a gain related to the sale of a building /land. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of the Company’s core operating results as they more closely reflect the essential revenue-generating activities of the Company and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities.  The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses.  Accordingly, management excludes the amortization of acquired intangible assets related to the Convedia and Intel MCPD acquisitions, stock-based compensation expense and significant and non-recurring charges.

The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP.  In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

A reconciliation of non-GAAP information to GAAP information is included in the tables below.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included in this earnings release should be carefully evaluated.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated November 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: November 1, 2007	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 1, 2007